This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2005 of The Penn Street Funds, Inc. (the "company").

I John G. Roman the President of the company, certify that:

(i)   the form N-CSR fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

      Date: January 9, 2006                /s/ John G. Roman
                                               -------------
                                               John G. Roman
                                               President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2005 of The Penn Street Funds, Inc. (the "company").

I Paul L. Giorgio, the Treasurer of the company, certify that:

(i)   the form N-CSR fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

      Date: January 9, 2006                 /s/ Paul L. Giorgio
                                                ---------------
                                                Paul L. Giorgio
                                                Treasurer